EXHIBIT 99.1

Brookline Bancorp Announces Second Quarter Results

Net Income of $19.6 million, EPS of $0.25

Announces $0.115 Dividend per Share

BOSTON, July 22, 2020 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $19.6 million, or $0.25 per basic and diluted share, for the second quarter of 2020, compared to net loss of $(17.3) million, or $(0.22) per basic and diluted share, for the first quarter of 2020, and net income of $20.5 million, or $0.26 per basic and diluted share, for the second quarter of 2019.

Paul Perrault, President and Chief Executive Officer of the Company noted, “The continued strength of our Company’s core operations is reflected in this quarter’s earnings.  While we remain vigilant as we look to the future, the business lines that are fundamental to our success continue to operate effectively in these challenging times.”

BALANCE SHEET

Total assets at June 30, 2020 increased $608.1 million to $9.1 billion from $8.5 billion at March 31, 2020, and increased $1.4 billion from $7.6 billion at June 30, 2019. At June 30, 2020, total loans and leases were $7.4 billion, representing an increase of $585.2 million from March 31, 2020, and an increase of $902.4 million from June 30, 2019, primarily driven by loans originated under the Small Business Administration's Paycheck Protection Program ("PPP"). The Company funded $565.8 million of PPP loans in the second quarter of 2020.

Total investment securities at June 30, 2020 increased $92.4 million to $856.5 million, as compared to $764.1 million at March 31, 2020, and increased approximately $265.7 million from $590.8 million at June 30, 2019. Total cash and cash equivalents at June 30, 2020 decreased $85.9 million to $254.9 million, as compared to $340.8 million at March 31, 2020, and increased $162.1 million from $92.8 million at June 30, 2019. As of June 30, 2020, total investment securities and total cash and cash equivalents represented 12.3 percent of total assets as compared to 13.1 percent and 9.0 percent as of March 31, 2020 and June 30, 2019, respectively.

Total deposits at June 30, 2020 increased $550.3 million to $6.4 billion from $5.9 billion at March 31, 2020 and increased $817.7 million from $5.6 billion at June 30, 2019.

Total borrowed funds at June 30, 2020 increased $114.9 million to $1.4 billion from $1.3 billion at March 31, 2020 and increased $475.9 million from $930.8 million at June 30, 2019.

The ratio of stockholders’ equity to total assets was 10.21 percent at June 30, 2020, as compared to 10.78 percent at March 31, 2020, and 12.03 percent at June 30, 2019. The ratio of tangible stockholders’ equity to tangible assets was 8.56 percent at June 30, 2020, as compared to 9.02 percent at March 31, 2020, and 10.08 percent at June 30, 2019. Tangible book value per share increased $0.18 from $9.49 at March 31, 2020 to $9.67 at June 30, 2020, compared to $9.45 at June 30, 2019.

NET INTEREST INCOME

Net interest income increased $2.6 million to $64.3 million during the second quarter of 2020 from $61.7 million at the quarter ended March 31, 2020. The net interest margin decreased 22 basis points to 3.09 percent for the three months ended June 30, 2020.

NON-INTEREST INCOME

Total non-interest income for the quarter ended June 30, 2020 decreased $3.1 million to $6.2 million from $9.3 million for the quarter ended March 31, 2020. The decrease was primarily driven by decreases of $0.5 million in deposit fees, $0.7 million in loan level derivative income, net, $0.7 million in gain on investment securities, net and $1.2 million in other non-interest income.

PROVISION FOR CREDIT LOSSES

On January 1, 2020, the Company adopted ASU 2016-13 "Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments", commonly referred to as CECL.

The Company recorded a provision for credit losses of  $5.3 million for the quarter ended June 30, 2020, compared to $54.1 million for the quarter ended March 31, 2020. Asset quality was consistent during the second quarter and the increase in provision was primarily driven by the forecasted economic effect of the COVID-19 pandemic.

Total net charge-offs for the second quarter of 2020 were $1.4 million compared to $2.2 million in the first quarter of 2020. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to 8 basis points for the second quarter of 2020 from 13 basis points for the first quarter of 2020.

The allowance for loan and lease losses represented 1.61 percent of total loans and leases at June 30, 2020, compared to 1.66 percent at March 31, 2020, and 0.90 percent at June 30, 2019. Excluding PPP loans, the allowance for loan losses and lease losses represents 1.75 percent coverage at June 30, 2020 compared to 1.66 percent at March 31, 2020.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended June 30, 2020 decreased $1.6 million to $39.1 million from $40.7 million for the quarter ended March 31, 2020. The decrease was primarily driven by decreases of $0.6 million in compensation and employee benefits expense, $0.5 million in equipment and data processing expense, and $0.5 million in professional services expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 24.9 percent and a negative 2.2 percent for the three and six months ended June 30, 2020 compared to 27.5 percent for the three months ended March 31, 2020 and 24.9 percent and 24.1 percent for the three and six months ended June 30, 2019.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 0.88 percent during the second quarter 2020 from a negative 0.87 percent for the first quarter of 2020.

The annualized return on average stockholders' equity increased to 8.45 percent during the second quarter of 2020 from a negative 7.30 percent for the first quarter of 2020. The annualized return on average tangible stockholders’ equity increased to 10.28 percent for the second quarter of 2020 from a negative 8.84 percent for the first quarter of 2020.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.56 percent at June 30, 2020, a decrease from 0.57 percent at March 31, 2020. Nonperforming loans and leases increased $2.2 million to $41.3 million at June 30, 2020 from $39.1 million at March 31, 2020. The ratio of nonperforming assets to total assets was 0.47 percent at June 30, 2020, a decrease from 0.49 percent at March 31, 2020. Nonperforming assets increased $1.6 million to $42.8 million at June 30, 2020 from $41.1 million at March 31, 2020.

From March 1, 2020 through the earlier of December 31, 2020 or 60 days after the termination date of the national emergency declared by the President on March 13, 2020 concerning the COVID-19 outbreak (the “national emergency”), a financial institution may elect to suspend the requirements under accounting principles generally accepted in the U.S. for loan modifications related to the COVID-19 pandemic that would otherwise be categorized as a troubled debt restructured, including impairment accounting. This troubled debt restructuring relief applies for the term of the loan modification that occurs during the applicable period for a loan that was not more than 30 days past due as of December 31, 2019. Financial institutions are required to maintain records of the volume of loans involved in modifications to which troubled debt restructuring relief is applicable. As of June 30, 2020, the banks have granted 5,366 short-term deferments on loan balances of $1.2 billion, which represented 16 percent of total loan balances.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.115 per share for the quarter ended June 30, 2020. The dividend will be paid on August 21, 2020 to stockholders of record on August 7, 2020.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Daylight Time on Thursday, July 23, 2020 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally) or by visiting https://services.choruscall.com/links/brkl200723.html.  A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10145885. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $9.1 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank and Bank Rhode Island (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com and www.bankri.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this press release that do not describe historical or current facts are forward-looking statements, including statements regard the potential effects of COVID-19 on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements made with regard to the potential effects of COVID-19 on the Company’s business, financial condition, credit quality, liquidity and results of operation may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to, the length and extent of the economic contraction as a result of the COVID-19 pandemic; continued deterioration in employment levels, general business and economic conditions on a national basis and in the local markets in which the Company operates; the possibility that future credit losses may be higher than currently expected; changes in consumer behavior due to changing political business and economic conditions or legislative or regulatory initiatives; the possibility that future credit losses may be higher than currently expected; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; and turbulence in capital and debt markets. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson Brookline Bancorp, Inc. Chief Financial Officer (617) 425-5331 ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$64,288	$61,712	$63,931	$63,236	$63,134
Provision for credit losses	5,347	54,114	3,602	871	3,757
Non-interest income	6,235	9,328	7,756	7,929	7,478
Non-interest expense	39,109	40,748	38,815	40,191	39,604
Income (loss) before provision for income taxes	26,067	(23,822)	29,270	30,103	27,251
Net income (loss) attributable to Brookline Bancorp, Inc.	19,571	(17,276)	22,183	22,596	20,471

Performance Ratios:
Net interest margin (1)	3.09%	3.31%	3.43%	3.45%	3.55%
Interest-rate spread (1)	2.75%	2.91%	3.05%	3.06%	3.13%
Return on average assets (annualized)	0.88%	(0.87)%	1.13%	1.17%	1.08%
Return on average tangible assets (annualized) (non-GAAP)	0.90%	(0.89)%	1.15%	1.19%	1.11%
Return on average stockholders' equity (annualized)	8.45%	(7.30)%	9.42%	9.74%	8.98%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	10.28%	(8.84)%	11.42%	11.85%	10.98%
Efficiency ratio (2)	55.46%	57.36%	54.15%	56.48%	56.09%

Per Common Share Data:
Net income (loss) — Basic	$0.25	$(0.22)	$0.28	$0.28	$0.26
Net income (loss) — Diluted	0.25	(0.22)	0.28	0.28	0.26
Cash dividends declared	0.115	0.115	0.115	0.115	0.110
Book value per share (end of period)	11.75	11.57	11.87	11.70	11.53
Tangible book value per share (end of period) (non-GAAP)	9.67	9.49	9.80	9.63	9.45
Stock price (end of period)	10.08	11.28	16.46	14.73	15.38
Balance Sheet:
Total assets	$9,069,667	$8,461,591	$7,856,853	$7,878,436	$7,636,980
Total loans and leases	7,407,697	6,822,527	6,737,816	6,646,821	6,505,329
Total deposits	6,440,233	5,889,938	5,830,072	5,729,339	5,622,493
Brookline Bancorp, Inc. stockholders’ equity	926,413	912,568	945,606	932,311	918,468

Asset Quality:
Nonperforming assets	$42,754	$41,122	$22,092	$23,760	$23,267
Nonperforming assets as a percentage of total assets	0.47%	0.49%	0.28%	0.30%	0.30%
Allowance for loan and lease losses	$119,553	$113,181	$61,082	$59,135	$58,635
Allowance for loan and lease losses as a percentage of total loans and leases	1.61%	1.66%	0.91%	0.89%	0.90%
Net loan and lease charge-offs	$1,383	$2,234	$1,622	$366	$3,082
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.08%	0.13%	0.10%	0.02%	0.19%

Capital Ratios:
Stockholders’ equity to total assets	10.21%	10.78%	12.04%	11.83%	12.03%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.56%	9.02%	10.15%	9.94%	10.08%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$38,522	$86,996	$33,589	$93,841	$46,532
Short-term investments	216,394	253,772	44,201	84,689	46,264
Total cash and cash equivalents	254,916	340,768	77,790	178,530	92,796
Investment securities available-for-sale	854,505	761,539	498,995	467,339	482,497
Investment securities held-to-maturity	—	—	86,780	95,163	103,572
Equity securities held-for-trading	1,992	2,558	3,581	4,581	4,698
Total investment securities	856,497	764,097	589,356	567,083	590,767
Loans and leases held-for-sale	—	—	—	—	1,575
Loans and leases:
Commercial real estate loans	3,837,703	3,762,158	3,669,222	3,589,451	3,493,554
Commercial loans and leases	2,361,463	1,826,866	1,838,748	1,850,388	1,826,336
Consumer loans	1,208,531	1,233,503	1,229,846	1,206,982	1,185,439
Total loans and leases	7,407,697	6,822,527	6,737,816	6,646,821	6,505,329
Allowance for loan and lease losses	(119,553)	(113,181)	(61,082)	(59,135)	(58,635)
Net loans and leases	7,288,144	6,709,346	6,676,734	6,587,686	6,446,694
Restricted equity securities	71,638	68,472	53,818	57,896	55,270
Premises and equipment, net of accumulated depreciation	73,127	73,786	74,350	75,229	75,373
Right-of-use asset operating leases	24,343	24,789	24,876	26,216	25,928
Deferred tax asset	42,683	38,141	25,017	25,204	25,629
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	3,775	4,087	4,423	4,843	5,264
Other real estate owned and repossessed assets	1,454	2,038	2,631	2,132	1,966
Other assets	292,663	275,640	167,431	193,190	155,291
Total assets	$9,069,667	$8,461,591	$7,856,853	$7,878,436	$7,636,980
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,603,037	$1,175,329	$1,141,578	$1,106,684	$1,042,854
NOW accounts	417,622	361,854	371,380	340,321	340,082
Savings accounts	657,758	653,026	613,467	604,481	585,322
Money market accounts	1,809,868	1,676,092	1,682,005	1,666,231	1,669,782
Certificate of deposit accounts	1,951,948	2,023,637	2,021,642	2,011,622	1,984,453
Total deposits	6,440,233	5,889,938	5,830,072	5,729,339	5,622,493
Borrowed funds:
Advances from the FHLBB	1,267,570	1,137,431	758,469	854,481	791,559
Subordinated debentures and notes	83,668	83,630	83,591	83,551	83,512
Other borrowed funds	55,431	70,743	60,689	48,373	55,693
Total borrowed funds	1,406,669	1,291,804	902,749	986,405	930,764
Operating lease liabilities	24,343	24,789	24,876	26,216	25,928
Mortgagors’ escrow accounts	6,467	7,441	7,232	7,072	6,823
Reserve for unfunded credits	14,816	17,222	1,880	1,847	1,841
Accrued expenses and other liabilities	250,726	317,829	144,438	195,246	130,663
Total liabilities	8,143,254	7,549,023	6,911,247	6,946,125	6,718,512
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	738,155	737,422	736,601	735,928	737,584
Retained earnings, partially restricted	237,808	227,359	265,376	252,435	238,625
Accumulated other comprehensive income (loss)	19,538	16,947	2,283	2,775	1,141
Treasury stock, at cost;
5,859,708, 5,862,811, 5,003,127, 5,003,127, and 5,025,764 shares, respectively	(69,572)	(69,617)	(59,073)	(59,176)	(59,199)
Unallocated common stock held by the Employee Stock Ownership Plan;
65,334, 72,441 79,548, 92,337, and 98,208 shares, respectively	(368)	(395)	(433)	(503)	(535)
Total stockholders' equity	926,413	912,568	945,606	932,311	918,468
Total liabilities and stockholders' equity	$9,069,667	$8,461,591	$7,856,853	$7,878,436	$7,636,980

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$77,416	$79,559	$83,309	$83,566	$82,798
Debt securities	3,701	2,976	2,910	2,977	3,158
Marketable and restricted equity securities	908	778	813	876	877
Short-term investments	99	209	418	487	351
Total interest and dividend income	82,124	83,522	87,450	87,906	87,184
Interest expense:
Deposits	12,778	16,240	17,655	18,300	17,712
Borrowed funds	5,058	5,570	5,864	6,370	6,338
Total interest expense	17,836	21,810	23,519	24,670	24,050
Net interest income	64,288	61,712	63,931	63,236	63,134
Provision for credit losses	5,347	54,114	3,602	871	3,757
Net interest income after provision for credit losses	58,941	7,598	60,329	62,365	59,377
Non-interest income:
Deposit fees	1,929	2,458	2,710	2,710	2,680
Loan fees	513	550	567	719	398
Loan level derivative income, net	1,440	2,156	2,494	2,251	1,772
Gain (loss) on investment securities, net	586	1,330	133	(116)	357
Gain on sales of loans and leases held-for-sale	299	120	309	550	561
Other	1,468	2,714	1,543	1,815	1,710
Total non-interest income	6,235	9,328	7,756	7,929	7,478
Non-interest expense:
Compensation and employee benefits	24,619	25,219	23,987	24,871	23,953
Occupancy	3,825	3,953	4,102	3,895	3,752
Equipment and data processing	4,155	4,703	4,601	4,749	4,641
Professional services	1,056	1,651	1,120	1,083	1,087
FDIC insurance	858	378	53	54	745
Advertising and marketing	1,017	1,075	828	1,035	1,112
Amortization of identified intangible assets	311	336	420	421	420
Merger and restructuring expense	—	—	—	1,125	—
Other	3,268	3,433	3,704	2,958	3,894
Total non-interest expense	39,109	40,748	38,815	40,191	39,604
Income (loss) before provision for income taxes	26,067	(23,822)	29,270	30,103	27,251
Provision (benefit) for income taxes	6,496	(6,546)	7,087	7,507	6,780
Net income (loss) attributable to Brookline Bancorp, Inc.	$19,571	$(17,276)	$22,183	$22,596	$20,471
Earnings per common share:
Basic	$0.25	$(0.22)	$0.28	$0.28	$0.26
Diluted	$0.25	$(0.22)	$0.28	$0.28	$0.26
Weighted average common shares outstanding during the period:
Basic	78,849,282	79,481,462	79,682,724	79,700,403	79,669,922
Diluted	79,015,274	79,665,774	79,845,447	79,883,510	79,886,292
Dividends paid per common share	$0.115	$0.115	$0.115	$0.110	$0.110

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Six Months Ended June 30,
	2020	2019
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$156,975	$163,470
Debt securities	6,677	6,394
Marketable and restricted equity securities	1,686	1,788
Short-term investments	308	618
Total interest and dividend income	165,646	172,270
Interest expense:
Deposits	29,018	33,660
Borrowed funds	10,628	12,477
Total interest expense	39,646	46,137
Net interest income	126,000	126,133
Provision for credit losses	59,461	5,110
Net interest income after provision for credit losses	66,539	121,023
Non-interest income:
Deposit Fees	4,387	5,203
Loan Fees	1,063	811
Loan level derivative income, net	3,596	3,517
Gain on investment securities, net	1,916	491
Gain on sales of loans and leases held-for-sale	419	850
Other	4,182	3,236
Total non-interest income	15,563	14,108
Non-interest expense:
Compensation and employee benefits	49,838	47,696
Occupancy	7,778	7,699
Equipment and data processing	8,858	9,302
Professional services	2,707	2,163
FDIC insurance	1,236	1,338
Advertising and marketing	2,092	2,181
Amortization of identified intangible assets	647	822
Other	6,701	7,274
Total non-interest expense	79,857	78,475
Income before provision for income taxes	2,245	56,656
(Benefit) provision for income taxes	(50)	13,675
Net income before noncontrolling interest in subsidiary	2,295	42,981
Less net income attributable to noncontrolling interest in subsidiary	—	43
Net income attributable to Brookline Bancorp, Inc.	$2,295	$42,938
Earnings per common share:
Basic	$0.03	$0.54
Diluted	$0.03	$0.54
Weighted average common shares outstanding during the period:
Basic	79,165,372	79,664,284
Diluted	79,340,524	79,859,572
Dividends paid per common share	$0.230	$0.215

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$10,139	$10,937	$2,845	$2,910	$2,273
Multi-family mortgage	—	85	84	87	94
Total commercial real estate loans	10,139	11,022	2,929	2,997	2,367

Commercial	12,427	12,991	4,909	3,139	6,349
Equipment financing	13,100	10,356	9,822	12,817	9,931
Condominium association	190	203	151	163	170
Total commercial loans and leases	25,717	23,550	14,882	16,119	16,450

Residential mortgage	4,157	3,446	753	1,605	1,642
Home equity	1,278	1,059	896	904	835
Other consumer	9	7	1	3	7
Total consumer loans	5,444	4,512	1,650	2,512	2,484

Total nonaccrual loans and leases	41,300	39,084	19,461	21,628	21,301

Other real estate owned	—	—	—	201	957
Other repossessed assets	1,454	2,038	2,631	1,931	1,009
Total nonperforming assets	$42,754	$41,122	$22,092	$23,760	$23,267

Loans and leases past due greater than 90 days and still accruing	$1,974	$1,045	$10,109	$11,885	$11,612

Troubled debt restructurings on accrual	10,172	16,480	17,076	22,233	27,761
Troubled debt restructurings on nonaccrual	5,972	5,819	6,104	5,763	8,431
Total troubled debt restructurings	$16,144	$22,299	$23,180	$27,996	$36,192

Nonperforming loans and leases as a percentage of total loans and leases	0.56%	0.57%	0.29%	0.33%	0.33%
Nonperforming assets as a percentage of total assets	0.47%	0.49%	0.28%	0.30%	0.30%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$113,181	$61,082	$59,135	$58,635	$58,041
CECL adjustment to retained earnings	—	6,632	—	—	—
Charge-offs	(1,803)	(2,539)	(1,894)	(1,190)	(3,412)
Recoveries	420	305	272	824	330
Net charge-offs	(1,383)	(2,234)	(1,622)	(366)	(3,082)
Provision for loan and lease losses excluding unfunded commitments *	7,755	47,701	3,569	866	3,676
Allowance for loan and lease losses at end of period	$119,553	$113,181	$61,082	$59,135	$58,635

Allowance for loan and lease losses as a percentage of total loans and leases	1.61%	1.66%	0.91%	0.89%	0.90%

NET CHARGE-OFFS:
Commercial real estate loans	$(94)	$—	$—	$—	$—
Commercial loans and leases	1,498	2,280	1,589	403	3,107
Consumer loans	(21)	(46)	33	(37)	(25)
Total net charge-offs	$1,383	$2,234	$1,622	$366	$3,082

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.08%	0.13%	0.10%	0.02%	0.19%

*provision for loan and lease losses does not include provision of $2.4 million and $6.4 million for credit losses on unfunded commitments during the three months ended June 30, 2020 and March 31, 2020, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	June 30, 2020			March 31, 2020			June 30, 2019
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$773,523	$3,719	1.92%	$605,885	$3,024	2.00%	$593,404	$3,210	2.16%
Marketable and restricted equity securities (2)	71,058	915	5.15%	58,881	786	5.33%	59,224	888	5.99%
Short-term investments	245,577	99	0.16%	84,309	209	0.99%	44,634	351	3.14%
Total investments	1,090,158	4,733	1.74%	749,075	4,019	2.15%	697,262	4,449	2.55%
Loans and Leases:
Commercial real estate loans (3)	3,761,667	36,829	3.87%	3,697,011	40,468	4.33%	3,447,136	41,363	4.75%
Commercial loans (3)	1,234,537	10,450	3.35%	783,309	8,328	4.21%	811,890	9,879	4.82%
Equipment financing (3)	1,069,192	18,973	7.10%	1,052,846	18,946	7.20%	1,005,376	18,291	7.28%
Residential mortgage loans (3)	814,431	8,068	3.96%	810,583	7,934	3.92%	774,533	8,186	4.23%
Other consumer loans (3)	411,326	3,153	3.07%	417,815	3,955	3.79%	417,600	5,187	4.97%
Total loans and leases	7,291,153	77,473	4.25%	6,761,564	79,631	4.71%	6,456,535	82,906	5.14%
Total interest-earning assets	8,381,311	82,206	3.92%	7,510,639	83,650	4.46%	7,153,797	87,355	4.88%
Non-interest-earning assets	488,229			455,187			417,599
Total assets	$8,869,540			$7,965,826			$7,571,396

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$395,158	114	0.12%	$359,641	116	0.13%	$343,745	50	0.06%
Savings accounts	663,782	357	0.22%	626,945	643	0.41%	602,333	737	0.49%
Money market accounts	1,784,343	2,074	0.47%	1,678,649	4,241	1.02%	1,683,735	5,571	1.33%
Certificates of deposit	2,019,195	10,233	2.04%	2,040,903	11,240	2.22%	1,950,704	11,354	2.33%
Total interest-bearing deposits	4,862,478	12,778	1.06%	4,706,138	16,240	1.39%	4,580,517	17,712	1.55%
Borrowings
Advances from the FHLBB	1,102,079	3,751	1.35%	772,462	4,097	2.10%	761,651	4,825	2.51%
Subordinated debentures and notes	83,647	1,263	6.04%	83,609	1,284	6.14%	83,490	1,305	6.25%
Other borrowed funds	70,795	44	0.25%	91,052	189	0.84%	84,600	208	0.99%
Total borrowings	1,256,521	5,058	1.59%	947,123	5,570	2.33%	929,741	6,338	2.70%
Total interest-bearing liabilities	6,118,999	17,836	1.17%	5,653,261	21,810	1.55%	5,510,258	24,050	1.75%
Non-interest-bearing liabilities:
Demand checking accounts	1,512,089			1,134,314			1,015,524
Other non-interest-bearing liabilities	312,213			232,113			133,790
Total liabilities	7,943,301			7,019,688			6,659,572
Stockholders’ equity	926,239			946,138			911,824
Noncontrolling interest in subsidiary	—			—			—
Total liabilities and equity	$8,869,540			$7,965,826			$7,571,396
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		64,370	2.75%		61,840	2.91%		63,305	3.13%
Less adjustment of tax-exempt income		82			128			171
Net interest income		$64,288			$61,712			$63,134
Net interest margin (5)			3.09%			3.31%			3.55%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Six Months Ended
	June 30, 2020			June 30, 2019
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$689,704	$6,743	1.96%	$600,758	$6,499	2.16%
Marketable and restricted equity securities (2)	64,968	1,701	5.24%	59,803	1,808	6.05%
Short-term investments	164,943	308	0.37%	38,866	618	3.18%
Total investments	919,615	8,752	1.90%	699,427	8,925	2.55%
Loans and Leases:
Commercial real estate loans (3)	3,729,339	77,297	4.10%	3,412,051	81,382	4.74%
Commercial loans (3)	1,008,923	18,778	3.68%	802,346	19,482	4.83%
Equipment financing (3)	1,061,019	37,919	7.15%	996,832	36,276	7.28%
Residential mortgage loans (3)	812,507	16,002	3.94%	776,419	16,309	4.20%
Other consumer loans (3)	414,570	7,108	3.43%	412,914	10,238	4.99%
Total loans and leases	7,026,358	157,104	4.47%	6,400,562	163,687	5.11%
Total interest-earning assets	7,945,973	165,856	4.17%	7,099,989	172,612	4.86%
Non-interest-earning assets	471,710			403,107
Total assets	$8,417,683			$7,503,096

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$377,399	230	0.12%	$338,983	192	0.11%
Savings accounts	645,363	1,000	0.31%	614,307	1,334	0.44%
Money market accounts	1,731,496	6,315	0.73%	1,679,988	10,846	1.30%
Certificates of deposit	2,030,049	21,473	2.13%	1,897,901	21,288	2.26%
Total interest-bearing deposits	4,784,307	29,018	1.22%	4,531,179	33,660	1.50%
Borrowings
Advances from the FHLBB	937,271	7,848	1.66%	758,613	9,435	2.47%
Subordinated debentures and notes	83,628	2,547	6.09%	83,471	2,613	6.26%
Other borrowed funds	80,924	233	0.58%	86,589	429	1.00%
Total borrowings	1,101,823	10,628	1.91%	928,673	12,477	2.67%
Total interest-bearing liabilities	5,886,130	39,646	1.35%	5,459,852	46,137	1.70%
Non-interest-bearing liabilities:
Demand checking accounts	1,323,202			1,021,215
Other non-interest-bearing liabilities	272,162			122,544
Total liabilities	7,481,494			6,603,611
Brookline Bancorp, Inc. stockholders’ equity	936,189			899,301
Noncontrolling interest in subsidiary	—			184
Total liabilities and equity	$8,417,683			$7,503,096
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		126,210	2.82%		126,475	3.16%
Less adjustment of tax-exempt income		210			342
Net interest income		$126,000			$126,133
Net interest margin (5)			3.19%			3.59%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended June 30,		At and for the Six Months Ended June 30,
		2020	2019	2020	2019
Reconciliation Table - Non-GAAP Financial Information		(Dollars in Thousands Except Share Data)

Net income attributable to Brookline Bancorp, Inc.		$19,571	$20,471	$2,295	$42,938
Less:
Security gains (after-tax)		440	268	1,958	373
Operating earnings		$19,131	$20,203	$337	$42,565

Operating earnings per common share:
Basic		$0.24	$0.25	$—	$0.53
Diluted		0.24	0.25	—	0.53

Weighted average common shares outstanding during the period:
Basic		78,849,282	79,669,922	79,165,372	79,664,284
Diluted		79,015,274	79,886,292	79,340,524	79,859,572

Return on average assets *		0.88%	1.08%	0.05%	1.14%
Less:
Security gains (after-tax) *		0.02%	0.01%	0.04%	0.01%
Operating return on average assets *		0.86%	1.07%	0.01%	1.13%

Return on average tangible assets *		0.90%	1.11%	0.06%	1.17%
Less:
Security gains (after-tax) *		0.02%	0.02%	0.05%	0.01%
Operating return on average tangible assets *		0.88%	1.09%	0.01%	1.16%

Return on average stockholders' equity *		8.45%	8.98%	0.49%	9.55%
Less:
Security gains (after-tax) *		0.19%	0.12%	0.42%	0.08%
Operating return on average stockholders' equity *		8.26%	8.86%	0.07%	9.47%

Return on average tangible stockholders' equity *		10.28%	10.98%	0.59%	11.71%
Less:
Security gains (after-tax) *		0.24%	0.15%	0.50%	0.10%
Operating return on average tangible stockholders' equity *		10.04%	10.83%	0.09%	11.61%

* Ratios at and for the three and six months ended are annualized.

	At and for the Three Months Ended
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
	(Dollars in Thousands)

Net income (loss), as reported	$19,571	$(17,276)	$22,183	$22,596	$20,471

Average total assets	$8,869,540	$7,965,826	$7,860,593	$7,746,492	$7,571,396
Less: Average goodwill and average identified intangible assets, net	164,385	164,701	165,071	165,493	165,914
Average tangible assets	$8,705,155	$7,801,125	$7,695,522	$7,580,999	$7,405,482

Return on average tangible assets (annualized)	0.90%	(0.89)%	1.15%	1.19%	1.11%

Average total stockholders’ equity	$926,239	$946,138	$941,891	$928,063	$911,824
Less: Average goodwill and average identified intangible assets, net	164,385	164,701	165,071	165,493	165,914
Average tangible stockholders’ equity	$761,854	$781,437	$776,820	$762,570	$745,910

Return on average tangible stockholders’ equity (annualized)	10.28%	(8.84)%	11.42%	11.85%	10.98%

Brookline Bancorp, Inc. stockholders’ equity	$926,413	$912,568	$945,606	$932,311	$918,468
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	3,775	4,087	4,423	4,843	5,264
Tangible stockholders' equity	$762,211	$748,054	$780,756	$767,041	$752,777

Total assets	$9,069,667	$8,461,591	$7,856,853	$7,878,436	$7,636,980
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	3,775	4,087	4,423	4,843	5,264
Tangible assets	$8,905,465	$8,297,077	$7,692,003	$7,713,166	$7,471,289

Tangible stockholders’ equity to tangible assets	8.56%	9.02%	10.15%	9.94%	10.08%

Tangible stockholders' equity	$762,211	$748,054	$780,756	$767,041	$752,777

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	5,859,708	5,862,811	5,003,127	5,003,127	5,025,764
Unallocated ESOP shares	65,334	72,441	79,548	92,337	98,208
Unvested restricted shares	398,188	395,085	406,450	407,784	377,122
Number of common shares outstanding	78,853,942	78,846,835	79,688,047	79,673,924	79,676,078

Tangible book value per common share	$9.67	$9.49	$9.80	$9.63	$9.45

Allowance for loan and lease losses	$119,553	$113,181	$61,082	$59,135	$58,635

Total loans and leases	$7,407,697	$6,822,527	$6,737,816	$6,646,821	$6,505,329
Less:
Total PPP loans	565,768	—	—	—	—
Total loans and leases excluding PPP loans	$6,841,929	$6,822,527	$6,737,816	$6,646,821	$6,505,329

Allowance for loan and lease losses as a percentage of total loans and leases less PPP loans	1.75%	1.66%	0.91%	0.89%	0.90%